UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HEWLETT-PACKARD COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 18, 2015.

HEWLETT-PACKARD COMPANY

HEWLETT-PACKARD COMPANY KATIE COLENDICH

3000 HANOVER STREET, MS1050 PALO ALTO, CA 94304

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

January 20, 2015

Date: March 18, 2015 Time: 2:00 PM, Pacific Time

Location: Meeting live via the Internet-please visit

HP.onlineshareholdermeeting.com.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit

HP.onlineshareholdermeeting.com and be sure to have

the information that is printed in the box marked by the arrow

XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

proxy See the materials reverse and side voting of this instructions. notice to obtain

M81323-P58696

How to Before Access the You Proxy Vote Materials

Proxy Materials Available to VIEW or RECEIVE:

2015 NOTICE AND PROXY STATEMENT 2014 ANNUAL REPORT WITH FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 4, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to HP.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR

the following proposals:

1. To elect the 12 directors named in this proxy

statement

Nominees:

1a. Marc L. Andreessen

1b. Shumeet Banerji

1c. Robert R. Bennett

1d. Rajiv L. Gupta

1e. Klaus Kleinfeld

1f. Raymond J. Lane

1g. Ann M. Livermore

1h. Raymond E. Ozzie

1i. Gary M. Reiner

1j. Patricia F. Russo

1k. James A. Skinner

1l. Margaret C. Whitman

The Board of Directors recommends you vote FOR

the following proposals:

2. To ratify the appointment of the independent

registered public accounting ?rm for the ?scal

year ending October 31, 2015

3. Advisory vote to approve executive compensation

The Board of Directors recommends you vote

AGAINST the following proposal:

4. Stockholder proposal related to action by written

consent of stockholders

5. To consider such other business as may properly

come before the meeting

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